UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 1, 2007

DUNE ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32497	95-4737507
State of Incorporation	Commission File Number	IRS Employer I.D. Number

Two Shell Plaza, 777 Walker Street, Suite 2450, Houston, Texas 77002

Address of principal executive offices

Registrant’s telephone number: (713) 229-6300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 14, 2007 Dune Energy, Inc. a Delaware corporation (“we” or the “Company”), announced our third quarter drilling and production activity update. A copy of the press release dated November 14, 2007 is attached hereto and is incorporated herewith.

Item 9.01	Financial Statements and Exhibits

Exhibit	Name of Document
Exhibit 99.1	Form of press release, dated November 14, 2007.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2007	DUNE ENERGY, INC.

	By:	/s/ James A. Watt
	Name:	James A. Watt
	Title:	Chief Executive Officer

3

Exhibit Index

Exhibit	Name of Document
Exhibit 99.1	Form of press release, dated November 14, 2007.